UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2013

TRANSAKT LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-50392	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

No. 362-6-7, Kaosun Road, Section 2, Yangmei City, Taoyuan 326, Taiwan
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 886-2-26624343

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Items

Effective October 21, 2013 our company has terminated Computershare Trust Company and appointed Transfer Online, Inc. to act as the independent stock transfer agent and registrar for our common stock. Transfer Online Inc. is responsible for stockholder records, the issuance of stock certificates, and related stockholder matters. Stockholder requests and inquiries concerning these matters are most efficiently answered by corresponding directly with Transfer Online, Inc. by mail, telephone, facsimile, or electronic mail at the following coordinates:

Transfer Online, Inc.
512 SE Salmon Street
Portland, Oregon 97214
www.transferonline.com
Tel: (503) 227-2950
Fax: (503) 227-6874
Email: info@transferonline.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSAKT LTD.

/s/ James Wu
James Wu
President and Director
Date: October 22, 2013